Exhibit 99.1


                                                                    NEWS RELEASE

                                                NORDSON CORPORATION
                                                28601 Clemens Road
                                                Westlake, Ohio 44145-1119

                                                           FOR IMMEDIATE RELEASE

            NORDSON CORPORATION ANNOUNCES RECORD FIRST QUARTER SALES

     o    Worldwide First-Quarter Sales Reach Record $203.9 Million
     o Acquisition of Dage Fuels 14 Percent Volume Growth in Advanced Technology Systems Sales

WESTLAKE, Ohio - February 27, 2007 - Nordson Corporation (Nasdaq:NDSN) today announced record sales for the first quarter, which ended January 31, 2007. Worldwide sales for the quarter were $203.9 million, a 3 percent increase compared with sales from continuing operations of $197.4 million for the same period of 2006. Sales growth in the first quarter consisted of 3 percent from the acquisition of Dage Holdings, which was completed on December 14, 2006, and 3 percent from favorable currency effects; organic volume was down 3 percent.

On a diluted basis, earnings per share for the quarter were $.46, as compared with $.52 from continuing operations for the same period of 2006. Current year earnings per share include a charge of approximately $.05 per share for the impact of purchase accounting and financing costs related to the acquisition of Dage.

First-quarter sales volume for the Advanced Technology Systems segment grew by 14 percent over the prior year period; Dage revenue was responsible for most of the increase. Volume was down 3 percent in the Adhesive Dispensing Systems segment and 10 percent in the Finishing and Coating Systems segment.

On a geographic basis, sales volume for the first quarter was up 14 percent in the Asia Pacific region and 1 percent in Europe. Volume was down 3 percent in the United States, 6 percent in the Americas and 9 percent in Japan.

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Nordson Corporation Announces First Quarter Earnings
February 27, 2007
Page 2 of 6

Backlog at the end of the first quarter was approximately $101 million, up more than $32 million since the beginning of the fiscal year, calculated at constant exchange rates.

"After a slow start to the fiscal year, I am encouraged by the rebound in orders we've seen in the past eight weeks in all three business segments," said Edward
P. Campbell, chairman and chief executive officer. "In the eight-week period ending February 16, 2007, order volume is up 13 percent over the prior year, including the impact of the Dage acquisition. By segment, order volume is up 26 percent in Advanced Technology Systems, 23 percent in Finishing and Coating Systems and 5 percent in Adhesive Dispensing Systems."

"I also am pleased with the market opportunities and volume growth Dage brought to our Advanced Technology Systems segment," Campbell said. "Since the time of acquisition through February 16, 2007, Dage order volume is up 14 percent from the same period of last year. Additionally, our end-market product diversification within this segment has helped moderate the impact of the deceleration of sales taking place across certain segments of the global technology industry."

Nordson will broadcast its first quarter conference call on the investor relations page of its Web site, www.nordson.com, on Wednesday, February 28, 2007 at 8:30 a.m. EST. For persons unable to listen to the live broadcast, a replay will be available for 14 days after the event. Information about Nordson's investor relations and shareholder services is available from Barbara Price, manager of shareholder relations, by calling (440) 414-5344.

Except for historical information and comparisons contained herein, statements included in this release may constitute "forward-looking statements," as defined by The Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors, as discussed in the company's filings with the Securities and Exchange Commission that could cause actual results to differ.

A summary of sales, income and earnings is presented in the attached tables.

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Nordson Corporation Announces First Quarter Earnings
February 27, 2007
Page 3 of 6

Nordson Corporation is one of the world's leading producers of precision dispensing equipment that applies adhesives, sealants and coatings to a broad range of consumer and industrial products during manufacturing operations. The company also manufactures equipment used in the testing and inspection of electronic components as well as technology-based systems used for curing and surface treatment processes. Headquartered in Westlake, Ohio, Nordson has more than 3,800 employees worldwide, and direct operations and sales support offices in 30 countries.

                                      # # #

Contact:   Derrick Johnson, Director, Corporate Communications
Phone:     (440) 414-5639
E-mail:    djohnson@nordson.com

Nordson Corporation Announces First Quarter Earnings
February 27, 2007
Page 4 of 6

FIRST QUARTER PERIOD
Period Ending January 31, 2007
(Unaudited)

                               NORDSON CORPORATION
                               -------------------
                              FINANCIAL HIGHLIGHTS
               (Dollars in thousands except for per-share amounts)

CONSOLIDATED STATEMENT OF INCOME
--------------------------------

                                                       First Quarter
                                                ---------------------------
                                                    2007           2006
                                                ------------   ------------
Net sales                                       $    203,875   $    197,351
Cost of sales                                         86,214         83,336
Selling & administrative expenses                     89,395         83,623
                                                ------------   ------------

Operating profit                                      28,266         30,392

Interest expense - net                                (3,814)        (3,307)
Other income (expense) - net                          (1,069)          (705)
                                                ------------   ------------

Income before income taxes                            23,383         26,380
Income taxes                                           7,826          8,827
                                                ------------   ------------

Income from continuing operations                     15,557         17,553

Loss from discontinued operations, net of tax              -         (1,486)
                                                ------------   ------------

Net income                                      $     15,557   $     16,067
                                                ============   ============

Continuing operations return on sales                      8%             9%
Continuing operations return on average
 shareholders' equity                                     14%            21%


Average common shares outstanding (000's)             33,383         33,002
Average common shares and
 common share equivalents (000's)                     34,117         33,847

Per share:

Basic earnings from continuing operations       $        .47   $        .53
Basic earnings from discontinued operations                -           (.04)
                                                ------------   ------------
Total                                           $        .47   $        .49
                                                ============   ============

Diluted earnings from continuing operations     $        .46   $        .52
Diluted earnings from discontinued operations              -           (.05)
                                                ------------   ------------
Total                                           $        .46   $        .47
                                                ============   ============

Dividends paid                                  $       .175   $       .165

Nordson Corporation Announces First Quarter Earnings
February 27, 2007
Page 5 of 6

FIRST QUARTER PERIOD
Period Ending January 31, 2007
(Unaudited)

CONSOLIDATED BALANCE SHEET
--------------------------
                                                 January 31    October 31,
                                                    2007           2006
                                                ------------   ------------
Cash and marketable securities                  $     29,787   $     48,868
Receivables                                          181,129        190,459
Inventories                                          114,096         83,688
Other current assets                                  27,782         24,289
                                                ------------   ------------
  Total current assets                               352,794        347,304

Property, plant & equipment - net                    113,774        105,415
Other assets                                         573,006        370,171
                                                ------------   ------------

                                                $  1,039,574   $    822,890
                                                ============   ============


Notes payable and debt due within one year      $    269,499   $     70,188

Accounts payable and accrued liabilities             147,593        171,137
                                                ------------   ------------
  Total current liabilities                          417,092        241,325

Long-term debt                                        47,130         47,130
Other liabilities                                    124,639        103,907
Total shareholders' equity                           450,713        430,528
                                                ------------   ------------

                                                $  1,039,574   $    822,890
                                                ============   ============


Other information:

Employees                                              3,866          3,645

Common shares outstanding (000's)                     33,684         33,411

Nordson Corporation Announces First Quarter Earnings
February 27, 2007
Page 6 of 6

FIRST QUARTER PERIOD
Period Ending January 31, 2007
(Unaudited)

                               NORDSON CORPORATION
                               -------------------
                              FINANCIAL HIGHLIGHTS
                             (Dollars in thousands)

                                             First Quarter                       % Growth over 2006
                                      ---------------------------   --------------------------------------------
SALES BY BUSINESS SEGMENT                 2007           2006          Volume         Currency         Total
-----------------------------------   ------------   ------------   ------------    ------------    ------------
Adhesive dispensing systems           $    114,379   $    113,447           -3.4%            4.2%            0.8%
Finishing & coating systems                 29,816         32,150           -9.9%            2.6%           -7.3%
Advanced technology systems                 59,680         51,754           13.6%            1.7%           15.3%
                                      ------------   ------------

Total sales by business segment       $    203,875   $    197,351            0.0%            3.3%            3.3%
                                      ============   ============   ============    ============    ============

                                             First Quarter
                                      ---------------------------
OPERATING PROFIT BY BUSINESS SEGMENT      2007           2006
------------------------------------  ------------   ------------
Adhesive dispensing systems           $     22,428   $     23,425
Finishing & coating systems                    148           (978)
Advanced technology systems                  8,235         10,996
Corporate                                   (2,545)        (3,051)
                                      ------------   ------------

Total operating profit by business
 segment                              $     28,266   $     30,392
                                      ============   ============

                                             First Quarter                       % Growth over 2006
                                      ---------------------------   --------------------------------------------
SALES BY GEOGRAPHIC REGION                2007           2006          Volume         Currency         Total
-----------------------------------   ------------   ------------   ------------    ------------    ------------
United States                         $     64,291   $     66,152           -2.8%            0.0%           -2.8%
Americas                                    14,796         15,712           -5.6%           -0.2%           -5.8%
Europe                                      76,842         70,205            0.9%            8.6%            9.5%
Japan                                       17,103         18,819           -8.5%           -0.6%           -9.1%
Asia Pacific                                30,843         26,463           14.3%            2.3%           16.6%
                                      ------------   ------------

Total Sales by Geographic Region      $    203,875   $    197,351            0.0%            3.3%            3.3%
                                      ============   ============   ============    ============    ============

                                             First Quarter
                                      ---------------------------
SELECTED SUPPLEMENTAL INFORMATION         2007           2006
---------------------------------     ------------   ------------
Depreciation and amortization         $      6,093   $      5,518
Capital expenditures                  $      8,656   $      4,540
Dividends paid                        $      5,839   $      5,455